Exhibit 10.1.2

                             NAPTAU GOLD CORPORATION
         5391 Blundell Road, Richmond, British Columbia, Canada, V7C 1H3
                       TEL: 604-277-5252 FAX: 604-277-5282

July 28, 1999

ADDENDUM TO LETTER OF INTENT SIGNED JULY 6, 1999

BETWEEN:

      CYBER CENTERS.COM, INC.          AND      NAPTAU GOLD CORPORATION
      8501 Wilshire Blvd., Suite 150            5391 Blundell Road
      Beverly Hills, CA  90211                  Richmond, B.C., V7C 1H3

IT IS HEREBY MUTUALLY AGREED that time is of the essence and the "closing date" is hereby extended to be "no later than August 31, 1999.

Acknowledged and agreed to this 27th day of July, 1999.

CYBER CENTERS.COM, INC.                         NAPTAU GOLD CORPORATION


/s/ John Veyette                                /s/ E. D. Renyk
---------------------------                     --------------------------------
per John Veyette, President                     per E. D. Renyk, C.A., President